Filed Pursuant to Rule 497(e)
1933 Act File No. 333-179562
1940 Act File No. 811-22668

Diamond Hill Valuation-Weighted 500 ETF (DHVW)
a series of ETF Series Solutions
March 11, 2019
Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated April 30, 2018, as previously supplemented

The Board of Trustees of ETF Series Solutions, upon a recommendation from Diamond Hill Capital Management, Inc., the investment adviser to the Diamond Hill Valuation-Weighted 500 ETF (the “Fund”), has determined to close and liquidate the Fund immediately after the close of business on April 5, 2019 (the “Liquidation Date”). Shares of the Fund are listed on the NYSE Arca, Inc.

Effective on or about March 26, 2019, the Fund will begin liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.

The Fund will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Fund will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund, if any. Once the distributions are complete, the Fund will terminate. Proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date.

For additional information, please call 1-800-617-0004.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.